Exhibit 10.7

Loan No. 901000544 UNCONDITIONAL GUARANTY THIS UNCONDITIONAL GUARANTY (this “Guaranty”) is made this 3rd day of April, 2013, by GTJ REALTY, LP, a Delaware limited partnership (“Guarantor”) to and for the benefit of GENWORTH LIFE INSURANCE COMPANY, a Delaware corporation (“Lender”). BACKGROUND WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company, and WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company (collectively, “Borrower”) have applied to Lender for a loan (the “Loan”) in the principal amount of FIFTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($15,100,000.00). The Loan will be evidenced by a Promissory Note (the “Note”) in the Loan amount and will be secured by a Mortgage, Assignment of Rents and Leases, and Security Agreement (the “Mortgage”) on real property located in Morris County, New Jersey, commonly described as 300 and 500 American Road, Morris Plains, New Jersey 07950. An Environmental Indemnity (the “Environmental Indemnity”) has also been executed by Borrower and Guarantor in connection with the Loan. The Note, the Mortgage and all other documents (other than the Environmental Indemnity) executed in connection with the Loan are hereinafter collectively referred to as the “Loan Documents.” All moneys due or which may become due under the Loan Documents, or any of them, and the due and punctual performance and observance of all the other terms, covenants and conditions of the Loan Documents, whether according to the present terms of the Loan Documents or at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time, or to any change or changes in the terms, covenants and conditions of the Loan Documents, are hereinafter collectively referred to as the “Indebtedness.” The Loan is conditioned upon Guarantor’s execution and delivery to Lender of this Guaranty. NOW, THEREFORE, in consideration of benefits to Guarantor from Borrower, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce Lender to make the Loan to Borrower, Guarantor agrees as follows: 1. Unconditional Guaranty of Payment. (a) Guarantor unconditionally, absolutely and irrevocably guarantees the due and punctual payment of all moneys due or which may become due to Lender by Borrower in connection with the Loan for any and all claims, demands, damages, losses, liabilities, fines, penalties, fees, liens, costs and expenses, including attorneys’ fees, suffered or incurred by Lender on account of or in connection with: (i) Waste committed or knowingly permitted to the property encumbered by the Mortgage, or fraud or willful misrepresentation committed by Borrower; (ii) The retention by Borrower of any rental income or other income arising with respect to the property encumbered by the Mortgage collected by Borrower after the occurrence of an “Event of Default,” as that term is defined in the Note and prior to the cure (if any) of such default, to the extent that any such retained income is not used to pay capital or operating expenses of said property; (iii) The retention of security deposits or other deposits made by tenants of the property encumbered by the Mortgage which are not paid to tenants when due or transferred to Lender or any other party acquiring the property at a foreclosure sale or any transfer in lieu of foreclosure; (iv) The removal or disposition by Borrower of any personal property or fixtures encumbered by the Mortgage which are not replaced as required by the Mortgage;

 (v) The misapplication by Borrower of any proceeds under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain or by reason of damage or destruction to any portion of the property encumbered by the Mortgage or any building or buildings located thereon; (vi) Any property taxes or assessments which accrue prior to the earlier of (i) Lender, its nominee or any bidder at a foreclosure sale taking title to the property encumbered by the Mortgage or (ii) Borrower’s tender to Lender of a deed to the property encumbered by the Mortgage in recordable and insurable form; (vii) Borrower’s failure to maintain in full force and effect hazard, liability and other insurance coverages as required by the Mortgage; (viii) Any breach of covenant, breach of warranty or misrepresentation by Borrower under the Mortgage or any of the other Loan Documents with respect to hazardous, toxic and dangerous wastes, substances and materials. (b) Upon and at all times following the occurrence of any Full Recourse Event (as defined below), Guarantor unconditionally, absolutely and irrevocably fully guarantees the due and punctual payment of the principal and interest of the Note and the due and punctual payment, performance and observance of all other Indebtedness. (c) As used herein, the term “Full Recourse Event” means: (i) The encumbrance of the property encumbered by the Mortgage or any part thereof or interest therein by any consensual lien or encumbrance other than that of the Mortgage, without Lender’s prior written consent; provided, however, that, for purposes of this clause (i), the lien or encumbrance of general property taxes or special assessments or of persons supplying labor or materials to or in connection with said property shall not be deemed to be consensual in nature; or (ii) The sale (by contract or otherwise), conveyance or other transfer of the property encumbered by the Mortgage or any part thereof or interest therein, without Lender’s prior written consent; or (iii) The filing of any bankruptcy or insolvency proceeding by Borrower. This is a guaranty of payment, not of collection. If the amount outstanding under the Loan or any other moneys due or which may become due under the Note or any of the other Loan Documents is determined by a court of competent jurisdiction, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which such determination was made or not. 2. Acknowledgements, Representations And Warranties. (a) Guarantor acknowledges and agrees that: (i) Guarantor either has reviewed, or has had an opportunity to review, the Loan Documents, and is otherwise fully familiar with the terms of the Loan; (ii) This Guaranty constitutes an obligation to Lender which is separate and distinct from the obligation of Borrower to Lender under the Loan Documents; (iii) Guarantor is signing this Guaranty as an inducement to Lender to make the Loan, and further acknowledges that Lender would not make the Loan without this Guaranty. (b) Guarantor represents and warrants to Lender as follows: 2

(i) Guarantor is either financially interested in Borrower or will receive other benefits from Borrower as a result of this Guaranty; and (ii) If Guarantor is married, this Guaranty is made on behalf’ of and shall bind Guarantor and his or her marital community. 3. Waivers By Guarantor And Rights Of Lender. Guarantor agrees that Lender may deal exclusively with Borrower in all matters relating to the Loan without notice to or the approval of Guarantor. It is intended that, subject to the limitations of paragraph 1 above, Guarantor shall remain unconditionally, absolutely and irrevocably liable hereunder for payment and performance of the Indebtedness regardless of any act or omission which might otherwise directly or indirectly result, by operation of law or otherwise, in the discharge or release in whole or in part of Borrower, Guarantor or any other person, or the discharge, release or impairment of any collateral (the “Collateral”) now or hereafter held as security for any of the obligations under the Loan Documents or this Guaranty. Without limiting the generality of the foregoing, Guarantor hereby waives the following and agrees that Lender may do or fail to do any of the following one or more times, without notice to or the approval of Guarantor, all without diminishing, altering or otherwise affecting the unconditional, absolute and irrevocable liability of Guarantor hereunder: (a) Guarantor waives notice of Lender’s acceptance of this Guaranty; (b) Guarantor waives notice of Lender’s advances of Loan funds, extension of credit to Borrower and any payment of obligations of Borrower; (c) Guarantor waives notice of default under the Loan Documents; (d) Lender may extend, renew, accelerate or otherwise change the time for payment and performance of any of Borrower’s obligations under the Loan Documents and may otherwise modify and change the terms, conditions and covenants of the Loan Documents, including without limitation increase or decrease of the rate of interest on the Loan, provided, however, that nothing in this clause (d) is intended to grant Lender the right to make any such modification or change without the approval of Borrower unless Lender has the right to do so without Borrower’s approval under the Loan Documents or as a matter of law; (e) Lender may release Borrower, any Guarantor or any other person now or hereafter having any liability under the Loan Documents; (f) Lender may take and hold Collateral for payment and performance of the Indebtedness, and may release, surrender, substitute, take additional, or exchange, any such Collateral Lender now holds or may later acquire; (g) Lender does not have to marshal assets and may direct the order or manner of sale of the Collateral as Lender in its discretion may determine; (h) Lender may apply any money or Collateral to the repayment of any obligations due to Lender under the Loan Documents in any order Lender in its discretion may determine; (i) Lender may forbear from pursuing Borrower, any other guarantor or any other person, or forbear from foreclosing or otherwise realizing upon any Collateral or other guaranty; (j) Lender may impair or fail to perfect a security interest in any Collateral; (k) Lender may sell Collateral in any manner Lender in its discretion may determine, without notice to Guarantor and whether or not such sale is commercially reasonable; 3

(I) Guarantor waives any defense arising out of the absence, impairment, or loss of any or all rights of recourse, reimbursement, contribution, subrogation or any other right or remedy of Guarantor against Borrower, any other guarantor, or any other person to recover amounts which Guarantor is obligated to pay under this Guaranty; (m) Guarantor waives any defense based upon election of remedies and any anti-deficiency statute, it being intended that this Guaranty shall survive any and all realization upon Collateral. Such waiver shall include without limitation any defense that a foreclosure of Collateral, whether judicial or nonjudicial, discharged Guarantor’s obligations under this Guaranty; (n) Guarantor waives any defense arising by reason of any invalidity, ineffectiveness or unenforceability of all or any portion of the Loan Documents or on the basis of any other defense (other than full payment in cash of any monetary obligation or full performance of any other obligation) available to Borrower, any other guarantor or any other person; (o) Guarantor waives any defense arising out of lack of diligence or out of delay in enforcement, collection or realization under the Loan Documents; (p) Guarantor waives demand for payment, demand for performance, notice of non-payment, notice of non-performance, presentment, protest, notice of dishonor, and indulgences and notices of every other kind; and (q) Guarantor hereby expressly waives: (i) any defense arising because of Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of any application of Section 1111(b)(2) of the Federal Bankruptcy Code; and (ii) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code. 4. Lender’s Right Not To Proceed Against Borrower. Other Person Or Collateral: Lender’s Remedies. This Guaranty may be enforced against Guarantor without attempting to collect (or without exhausting its efforts to collect) from Borrower, any other guarantor or any other person who may be liable for Borrower’s obligations, and without attempting to enforce (or exhausting its efforts to enforce) Lender’s rights in any Collateral. Lender may exercise its remedies available under this Guaranty and the Loan Documents and available at law and in equity in such order as Lender in its discretion may determine. Lender may join Guarantor in any suit in connection with the Loan Documents or may proceed against Guarantor in a•separate action. If suit, sale, foreclosure or other remedy is availed of, only the net proceeds therefrom, after deducting all charges and expenses of any kind and nature whatsoever, shall be applied to the reduction of the Indebtedness, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment under or enforcement of this Guaranty. At any sale of Collateral, Lender may, at its discretion, purchase all or any part of such Collateral and apply against the amount bid therefor an equal amount of the indebtedness. 5. Bankruptcy And Assignment Of Rights. Guarantor’s obligation to make payment under the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner by any impairment, modification, change, release, defense or limitation of the liability of Borrower or of a receiver, trustee, debtor in possession or estate under any bankruptcy, receivership or insolvency proceeding. If any payment made by Borrower is reclaimed in a bankruptcy or receivership proceeding, Guarantor shall, subject to the limitations of paragraph 1 above, pay to Lender the dollar amount of the reclaimed. Guarantor hereby assigns to Lender all rights Guarantor may have in any proceeding involving Borrower under any federal bankruptcy act or state receivership proceedings, whether or not such rights relate to this Guaranty. Such assignment shall not diminish, alter or otherwise affect Guarantor’s liability under this Guaranty. 6. Guarantor’s Duty To Keep Informed Of Borrower’s And Others’ Financial Condition. Guarantor is now adequately informed of Borrower’s financial condition. Guarantor has established adequate means of obtaining, and will obtain from Borrower in the future, all financial and other information regarding Borrower, any other 4 guarantor, any other person and the Loan as is deemed appropriate by Guarantor. Lender shall have no obligation, now or in the future, to provide any such information to Guarantor. 7. Survival of Certain Indemnities and Obligations. Guarantor acknowledges that, to the extent permitted by law, certain obligations of Borrower under the Loan Documents, including without limitation indemnity obligations relating to hazardous substances, shall survive payment of the Indebtedness and foreclosure of Collateral. Guarantor covenants and agrees that, to the extent permitted by law and subject to the limitations of paragraph 1 above, Guarantor’s guaranty of such obligations of Borrower shall also survive payment of the Indebtedness and foreclosure of Collateral. 8. Waiver Of Right Of Subrogation. Until the Indebtedness shall have been paid and performed in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, any other guarantor or any other person, and waives any benefit of, and any right to participate in, any of the Collateral. 9. Subordination Of Debt. Any debt of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness, and such debt, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Indebtedness, but without reduction or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. 10. Collection Expenses. Guarantor agrees to reimburse Lender on demand for all reasonable legal fees and other costs and expenses incurred by Lender in collecting, enforcing or defending this Guaranty, together with interest thereon from date of disbursement at the default rate of interest stated in the Note. Such fees, costs and expenses shall include those incurred with or without suit and those incurred at or in preparation for any trial, appeal or review, or in any proceedings under any present or future federal bankruptcy act or state receivership law and any post-judgment collection proceedings. 11. Payment Of Loan: Effect Of Bankruptcy. Except as otherwise provided in paragraphs 3 and 7 above, this Guaranty shall terminate upon payment and performance in full of the Indebtedness; provided, however, that, subject to the limitations of paragraph 1 above, it shall be automatically reinstated if any payment is reclaimed in a bankruptcy or receivership proceeding, until Guarantor pays Lender the amount reclaimed or the amount is otherwise paid to Lender and is not subject to further reclamation. 12. Financial Statements: Credit Reports. Guarantor will furnish to Lender, within twenty (20) days after Lender’s request therefor, a complete and current financial statement, in reasonable detail and certified as correct by Guarantor. Guarantor hereby irrevocably authorizes Lender to obtain credit reports on Guarantor on one or more occasions during the term of the Loan. 13. Binding Effect. This Guaranty shall be binding upon and enforceable against Guarantor, Guarantor’s legal representatives, successors and assigns, and shall inure to the benefit of and may be enforced by Lender and Lender’s successors and assigns. 14. Assignment. Lender may assign the Loan Documents and this Guaranty, or any of them, in whole or in part, and may grant participations therein, without notice to Guarantor and without affecting Guarantor’s liability under this Guaranty. 15. Construction. Unless some other meaning and intent is apparent from the context, the plural shall include the singular and vice versa, and masculine, feminine and neuter words shall be used interchangeably. 16. Governing Law: Jurisdiction. This Guaranty shall be governed by and construed according to the laws of the State of New Jersey. Guarantor consents to the jurisdiction of the courts of the State of New Jersey. 17. Joint And Several Liability: Independent Obligations. The obligations under this Guaranty of all persons included within the term “Guarantor” are joint and several. The obligations of each Guarantor are 5 independent of those of Borrower, any other guarantor and any other person, and a separate action or actions may be brought and prosecuted against Guarantor, or any of them, whether action is brought against any other Guarantor, Borrower or any other person. 18. Entire Agreement: Modifications. This agreement constitutes the entire understanding between Lender and Guarantor and no course of prior dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify the terms of this Guaranty. This Guaranty may be changed, modified or supplemented only through a writing signed by Guarantor and Lender. 19. Invalid Provisions. If any provision of this Guaranty is invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Guaranty and the remaining provisions shall continue in full force and effect as if the invalid provision had not been included. 20. Seal And Effective Date. This Guaranty is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution. IN WITNESS WHEREOF, Guarantor hereby executes this Guaranty as of the day and year first above written. GUARANTOR: GTJ REALTY, LP, a Delaware limited partnership By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: /s/ Louis Sheinker Name: Louis Sheinker Title: President 6